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                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Separate Account (Portion Relating to the WM Diversified Strategies III Variable Annuity) of Anchor National Life Insurance Company of our report dated January 31, 2001, relating to the consolidated financial statements of Anchor National Life Insurance Company. We consent to the incorporation by reference of our report into the Prospectus, which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.


PricewaterhouseCoopers LLP
Los Angeles, California
October 24, 2001